Exhibit 99.2

Solutia Inc.
2007-2012 Plan
Income Statement Summary
($M)

	2007	2008	2009	2010	2011	2012
	Forecast	Plan	Plan	Plan	Plan	Plan
INCOME STATEMENT
Net Sales	3,561	3,878	4,123	4,210	4,280	4,430
COGS	3,044	3,206	3,362	3,383	3,424	3,524
Gross Profit	517	671	762	827	856	906

Marketing	148	159	170	183	194	203
Administration	114	125	127	126	122	124
Technology	49	56	58	59	60	62
Total MAT	312	340	355	369	376	389

Amortization	2	3	3	3	2	3
Operating Income	203	329	404	455	477	513

Equity Income	12	0	0	0	0	0
Other Income/(Expense)	4	0	1	0	0	1
Currency	(0)	0	0	0	0	0
Reorganization Items	(69)	0	0	0	0	0
Interest Income	11	3	1	1	2	3
EBIT	162	332	405	456	479	517

Interest Expense	129	171	153	140	122	113
Income Before Taxes	33	161	252	316	357	404

Taxes	23	48	91	103	113	127
Income from Cont Ops	10	113	161	213	244	277

EBITDA	280	452	524	577	601	642

EBITDAR	349	452	524	577	601	642

NOTE: Financial results exclude the discontinued operations of Dequest and Pharma.

Solutia Inc.
2007-2012 Plan
Balance Sheet
($M)

	2007	2008	2009	2010	2011	2012
	Forecast	Plan	Plan	Plan	Plan	Plan

Assets
Cash	30	30	30	30	30	30
Trade Receivables	435	448	479	501	513	513
Other Current Assets	178	161	161	161	161	161
Total LIFO Inventories	345	350	375	394	395	399
Discontinued Assets	4	0	0	0	0	0
Total Current Assets	992	989	1,046	1,087	1,099	1,103

Gross Property	3,900	4,038	4,199	4,335	4,471	4,601
Accumulated Depreciation	(2,841)	(2,951)	(3,062)	(3,179)	(3,298)	(3,419)
Net Property	1,058	1,087	1,137	1,156	1,173	1,182

Investment in Equity Affiliates	1	2	2	2	2	2
Other Long Term Assets	2,197	2,184	2,154	2,143	2,156	2,132
Funding Company	236	196	156	140	124	108
Non-Current Deferred Taxes	43	43	43	43	43	43
Total Assets	4,529	4,502	4,537	4,570	4,597	4,569

Liabilities
Accounts Payable	307	316	330	332	340	349
Accruals	235	250	298	372	461	547
Short Term Debt	63	0	0	0	0	0
Discontinued Liabilities	4	0	0	0	0	0
Total Current Liabilities	608	566	629	705	801	896

Long Term Debt	1,620	1,582	1,485	1,318	1,090	791
Liabilities Subject to Compromise	0	0	0	0	0	0
Other Liabilities	588	557	530	489	466	415
Post Retirement	522	485	420	360	303	246
Total Liabilities	3,339	3,191	3,064	2,872	2,659	2,349

Total Stockholder's Equity (Deficit)	1,190	1,311	1,472	1,698	1,937	2,221

Total Liabilities and Equity	4,529	4,502	4,537	4,570	4,597	4,569

Solutia Inc.
2007-2012 Plan
Statement of Consolidated Cash Flow
($M)

	2007	2008	2009	2010	2011	2012
	Forecast	Plan	Plan	Plan	Plan	Plan
Free Cash Flow Activities:
EBITDA	280	452	524	577	601	642

Interest Payments	(123)	(166)	(147)	(134)	(116)	(108)
Tax Payments	(25)	(23)	(30)	(35)	(38)	(38)
Legacy Payments:
Litigation	(5)	(5)	(5)	(5)	(5)	(5)
OPEB	(50)	(28)	(25)	(23)	(22)	(22)
Environmental	(11)	(18)	(23)	(22)	(28)	(31)
Funding Co	(0)	51	49	23	22	22
Pension Contribution	(153)	0	(30)	(28)	(25)	(23)
Non Legacy Environmental	(11)	(15)	(25)	(18)	(14)	(9)
Non Legacy OPEB	(30)	(27)	(25)	(23)	(23)	(23)
Changes in Balance Sheet Accounts:
Net Working Capital	20	(9)	(42)	(40)	(5)	6
Accounts Receivable	(61)	(13)	(31)	(22)	(12)	0
Inventory	41	(5)	(25)	(19)	(1)	(4)
Accounts Payable	40	9	14	2	8	9
Total Other Balance Sheet Changes	16	21	39	31	20	18
Cash Provided by (Used in) Operations	(92)	233	260	303	368	430
Capital Expenditures	(173)	(141)	(161)	(136)	(136)	(130)
Free Cash Flow	(265)	93	99	167	232	300

Liquidity Analysis
Revolver Capacity	400	400	400	400	400	400
Outstanding Borrowings	(63)	0	0	0	0	0
Letters of Credit	(68)	(68)	(68)	(68)	(68)	(68)
Revolver Availability	268	332	332	332	332	332
Cash Balance	30	30	30	30	30	30
Total Liquidity	298	362	362	362	362	362

COMPANY CONFIDENTIAL
($M)	August YTD	2007 Forecast	2008 LRP	2009 LRP	2010 LRP	2011 LRP	2012 LRP
Sales
Nylon	$1,254	$1,958	$1,999	$2,094	$2,077	$2,060	$2,104
Performance Products
Rubber Chemicals	226	446	655	643	632	627	623
CPFilms	166	227	256	290	329	368	415
Other PPD	607	930	968	1,096	1,172	1,225	1,288
Total Performance Products	999	1,603	1,879	2,029	2,133	2,220	2,327
Core	(0)	(0)	0	0	0	0	0
Consolidated	$2,253	$3,561	$3,878	$4,123	$4,210	$4,280	$4,430

($M)	August YTD	2007 Forecast	2008 LRP	2009 LRP	2010 LRP	2011 LRP	2012 LRP
EBITDAR
Nylon	$75	$115	$161	$179	$193	$190	$194
Performance Products
Rubber Chemicals	44	79	137	121	111	112	110
CPFilms	46	53	59	72	87	100	123
Other PPD	97	148	173	213	247	266	268
Total Performance Products	186	280	369	406	446	477	501
Core	(31)	(46)	(79)	(61)	(61)	(66)	(52)
Consolidated	$230	$349	$452	$524	$577	$601	$642
ProForma for Rubber Chemicals Full Year
Plus: Pre-acquisition Rubber Chemicals results	46	46
Less: Equity Income	(12)	(12)
Plus: Post emergence impact of Pension and OPEB	7	10
Pro-Forma Consolidated	$271	$393

($M)		2007 Forecast	2008 LRP	2009 LRP	2010 LRP	2011 LRP	2012 LRP
Capex
Nylon		$61	$48	$55	$55	$55	$55
Performance Products
Rubber Chemicals		21	20	17	14	14	14
CPFilms		9	14	10	13	9	13
Other PPD		74	56	76	51	54	44
Total Performance Products		104	90	103	77	77	71
Core		8	3	3	4	4	4
Consolidated		$173	$141	$161	$136	$136	$130

Note: The primary businesses in Other PPD are Saflex, Skydrol and Therminol

2007 to 2008 Bridge ($M)
Consolidated
2007PF EBITDA	$383
Post emergence impact of Pension and OPEB	10
Actions/Assets In Place
Full year benefit on plastics conversions completed in 3/07	5
Full year impact in AN yield from catalyst changeout in 2007	10
North American staple declines	(7)
Saflex China, Mexico 2007 expansions, Flexsys integration savings,
Crystex pricing announcement impact and full year Chemetall acquisition impact	45
Expense on compensation programs and reduction of interest income on lower cash balances	(18)
45
SubTotal	$428
To Be Executed
Plastics Conversions - Feb 2008	33
CPFilms global growth strategy	8
Saflex pricing and volume increases	14
Risk in declines in Intermediates and Flexsys volumes and pricing	(12)
Other	(19)
24
2008 EBITDA	$452
Year-over-Year Improvement	$69

Nylon
2007PF EBITDA	$115
Actions/Assets In Place
Full year benefit on plastics conversions completed in 3/07	5
Full year impact in AN yield from catalyst changeout in 2007	10
North American staple declines	(7)
8
SubTotal	$123
To Be Executed
Plastics Conversions - Feb 2008	33
Risk in declines in Intermediates	(7)
Other	12
38
2008 EBITDA	$161
Year-over-Year Improvement	$46

Sources and Uses of Cash at Emergence

Sources:		Uses:

Surplus Cash	$115	DIP (Drawn)	$922
Exit Revolver	63	Flexsys Loan	164
Exit Term Loan B – USD Tranche	600	2009 Bonds	223
Exit Term Loan B – Euro Tranche	600	Pension Funding at Emergence	73
Exit Subordinated Bonds	400	Euro Loan	217
Maryville Note	20	Fees/Misc.	179
Rights Offering	250	Funding Co - Trust	45
		Funding Co - Monsanto Admin Claim	30
		Retiree Trust	175
		Maryville Note	20
Total Sources	$2,048	Total Uses	$2,048

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP MEASURE OF PERFORMANCE

Summary of Events Affecting Comparability

Management believes that EBITDAR, which is earnings before interest, taxes, depreciation, amortization and reorganization items, is meaningful because it provides a way to identify operating results of the Company had it not been in the reorganization process during the time period being reported upon.  EBITDAR is a typical financial measure for Companies during the restructuring process. In addition, management believes that measures of income excluding non-recurring, non-operational items are meaningful because they provide insight with respect to Solutia’s ongoing operating results.  Such measurements are not recognized in accordance with generally accepted accounting principles (GAAP) and should not be viewed as an alternative to GAAP measures of performance.

A reconciliation of non-GAAP measures to GAAP is detailed below for the operating results from continuing operations related to the eight months ended August, 2007.  Also identified below are the non-recurring, non-operational items which have been excluded from the income measures used by management for internal evaluation purposes.

Reconciliation of EBITDAR to Income from Continuing Operations

(dollars in millions)	Eight Months Ended August, 31 2007

EBITDAR	$230
Add:
Income Tax Expense	(20)
Interest Expense	(83)
Depreciation and Amortization	(74)
Reorganization Items	(40)
Non-Recurring, Non-Operational Gains (Losses) (see below)	20
Income From Continuing Operations	$33

Schedule of Non-Recurring, Non-Operational Gains and Losses

Increase/(Decrease)	Eight Months Ended August 31, 2007
Impact on:
Cost of goods sold	$3	(a)
	2	(b)
t Total cost of goods sold	5
Administrative Expenses	(10)	(c)
Operating Income	5
Loss on debt modification	(6)	(d)
Other income	21	(e)
EBITDAR	20

Footnotes
a)	Charge resulting from the step-up in basis of Flexsys’ inventory in accordance with purchase accounting.
b)
Costs related principally to the closure of certain non-strategic operations including costs for decommissioning and dismantling activities, asset impairments, future costs for non-cancelable operating leases and severance and retraining costs.

c)	Gain resulting from the sale of land at manufacturing facilities in Alvin, Texas, Pensacola, Florida and Wales, United Kingdom.
d)	Write-off of debt issuance costs and to record the DIP facility as modified at its fair value in January 2007.
e)	Gain resulting from a favorable legal settlement, net of legal expenses.